Filed Pursuant to Rule 497(a)
Registration No. 333-192782
Rule 482ad

$250,000,000

PENNANTPARK INVESTMENT CORPORATION

4.50% Notes due 2019

PRICING TERM SHEET

September 16, 2014

The following sets forth the final terms of the 4.500% Notes due 2019 and should only be read together with the preliminary prospectus supplement dated September 16, 2014, together with the accompanying prospectus dated January 30, 2014, relating to these securities (the “Preliminary Prospectus”), and supersedes the information in the Preliminary Prospectus to the extent inconsistent with the information in the Preliminary Prospectus. In all other respects, this pricing term sheet is qualified in its entirety by reference to the Preliminary Prospectus. Terms used herein but not defined herein shall have the respective meanings as set forth in the Preliminary Prospectus. All references to dollar amounts are references to U.S. dollars.

Issuer	PennantPark Investment Corporation

Security	4.50% Notes due 2019

Ratings*	BBB-/BBB- (S&P/Fitch)

Aggregate Principal Amount Offered	$250,000,000

Trade Date	September 16, 2014

Settlement Date	September 23, 2014 (T+5)

Maturity Date	October 1, 2019

Interest Payment Dates	Each April and October 1st, commencing April 1, 2015

Benchmark Treasury	1.625% due August 31, 2019

Benchmark Treasury Yield	1.771%

Spread to Benchmark Treasury	+275 basis points

Yield to Maturity	4.521%

Coupon (Interest Rate)	4.500%

Price to Public (Issue Price)	99.905%

Make-Whole Redemption	Equal to the greater of the following amounts, plus, in each case, accrued and unpaid interest to the redemption date:
-	100% of the principal amount of the Notes to be redeemed, or
-	the sum of the present values of the remaining scheduled payments of principal and interest (exclusive of accrued and unpaid interest to the date of redemption) on the Notes to be redeemed, discounted to the redemption date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) using the applicable Treasury Rate plus 45 basis points

Denomination	$2,000 and integral multiples of $1,000 in excess thereof

CUSIP / ISIN	708062AA2 / US708062AA27

Joint Book-Running Managers	J.P. Morgan Securities LLC

Goldman, Sachs & Co.

Morgan Stanley & Co. LLC

SunTrust Robinson Humphrey, Inc.

Joint Lead Managers	Keefe Bruyette & Woods, Inc.

RBC Capital Markets, LLC

Co-managers	Comerica Securities, Inc.

ING Financial Markets LLC

* Note: A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time.

Investors are advised to carefully consider the investment objective, risks, charges and expenses of PennantPark Investment Corporation before investing. The Preliminary Prospectus, which has been filed with the Securities and Exchange Commission, contains this and other information about PennantPark Investment Corporation and should be read carefully before investing.

The information in the Preliminary Prospectus and in this pricing term sheet is not complete and may be changed. The Preliminary Prospectus and this pricing term sheet are not offers to sell any securities of PennantPark Investment Corporation and are not soliciting an offer to buy such securities in any state where such offer and sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the Securities and Exchange Commission. The offering may be made only by means of a preliminary prospectus supplement and an accompanying prospectus. Copies of the Preliminary Prospectus may be obtained from .P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or by calling toll-free (866) 803-9204, Goldman, Sachs & Co., Prospectus Department, 200 West Street, New York, NY 10282, telephone: 1-866-471-2526, facsimile: 212-902-9316 or by emailing prospectus-ny@ny.email.gs.com, Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014, telephone: (866) 718-1649, or SunTrust Robinson Humphrey, Inc., Attention: Prospectus Department, 3333 Peachtree Road, NE, Atlanta, GA 30326, telephone: (404) 926-5744 or by emailing prospectus@rhco.com.